Film costs	12 Months Ended
Mar. 31, 2011
Film costs [Abstract]
Film costs

4.	Film costs

Film costs are comprised of the following:

	Yen in millions
	March 31
	2010	2011

Motion picture productions:
Released	114,069	102,415
Completed not released	9,307	14,260
In production and development	135,654	107,811
Television productions:
Released	40,518	40,581
In production and development	2,044	1,688
Broadcasting rights	23,927	24,544
Less: current portion of broadcasting rights included in inventories	(15,454)	(15,910)

Film costs	310,065	275,389

Sony estimates that approximately 89% of the unamortized costs of released films at March 31, 2011 will be amortized within the next three years. Approximately 79 billion yen of completed film costs are expected to be amortized during the next twelve months. Approximately 96 billion yen of accrued participation liabilities included in accounts payable, other and accrued expenses are expected to be paid during the next twelve months.